UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): Aug. 22, 2006


                              PLX TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      000-25699                                           94-3008334
-------------------------                   ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  870 Maude Avenue, Sunnyvale, California 94085
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     PLX Technology, Inc. (the "Company") today announced that Stephen Loh, its Director of Finance and Corporate Controller, has been appointed by the Board of Directors to be the Company's interim Chief Financial Officer, effective as of August 22, 2006, until a permanent Chief Financial Officer is identified.

     Stephen Loh, 34, has served as the Company's Director of Finance and Corporate Controller since September 2002. From July 2001 to September 2002, Mr. Loh was employed by Arraycomm, a wireless telecommunications company, as Manager of Financial Accounting and Reporting. From March 1999 to July 2001, Mr. Loh was employed by North American Scientific, a biotechnology company, as Corporate Controller. Prior to North American Scientific, Mr. Loh was employed in auditing positions at PricewaterhouseCoopers and KPMG. Mr. Loh received a B.A. in Business Economics from the University of California at Santa Barbara. Mr. Loh is a Certified Public Accountant.

     The press release announcing Mr. Loh's appointment as interim Chief Financial Officer is filed as Exhibit 99.1 to this report and is incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit
Number                          Description
-------   ----------------------------------------------------------------------

99.1 Press release dated August 22, 2006 announcing Mr. Loh's appointment as interim Chief Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLX TECHNOLOGY, INC.
                                        (the Registrant)

                                        By: /s/ Michael Salameh
                                            ------------------------------------
                                            Michael Salameh
                                            Chief Executive Officer

Dated: August 22, 2006

                                  EXHIBIT INDEX

Exhibit
Number                          Description
-------   ----------------------------------------------------------------------

99.1 Press release dated August 22, 2006 announcing Mr. Loh's appointment as interim Chief Financial Officer.